[Letterhead of MTV Music Television]



                                                                    May 26, 1998


Active Apparel Group, Inc.
1350 Broadway, Suite 2300
New York, NY  10018
Attn:  Edward R. Epstein, Esq.

Reference is made to the agreement dated March 28, 1996, and as amended as of October 21, 1997, with respect to "MTV's THE GRIND" (the "LICENSED PROPERTY") between MTV Networks, a division of Viacom International Inc., ("MTVN") and Active Apparel Group, Inc. ("LICENSE") (the "AGREEMENT"). Capitalized terms used without definition herein shall have the respective definitions set forth in the Agreement.

Effective as of the date hereof, MTVN and Licensee hereby agree that the Basic Provisions of the Agreement shall be amended as follows:

1) With respect to the LICENSE TERM of the Agreement, the Agreement shall be extended until June 30, 1999. The LICENSE TERM shall be deleted and replaced by the following:

                          April 30, 1996 through June 30, 1999

3) With respect to GUARANTEED MINIMUM ROYALTY, the installment due on January 1, 1999, shall be deleted and the GUARANTEED MINIMUM ROYALTY shall be reduced to the sum of US$183,750.00. The GUARANTEED MINIMUM ROYALTY payment schedule shall be deleted and replaced by the following:

                           The Guaranteed Minimum Royalty for the License Term is US$183,750.00 and shall be payable as follows:
                           $37,500.00   upon   Licensee's    execution    hereof
                           ("Advance"),
                           $16,250.00 on or before  October 1, 1996,
                           $16,250.00 on or before January 1, 1997,
                           $16,250.00 on or before April 1, 1997,
                           $16,250.00  on or before July 1, 1997,
                           $16,250.00 on or before October 1, 1997,
                           $48,750.00 on or before October 1, 1998, and $16,250.00 on or before December 15, 1998.

Except as otherwise herein amended, the Agreement is hereby ratified and confirmed in all respects.

Please indicate your acceptance of the foregoing by signing in the space provided below.


                                   Very truly yours,

                                   MTV NETWORKS, A DIVISION OF
                                   VIACOM INTERNATIONAL INC.


                                   By: /s/ Illegible
                                      ----------------------------------------
                                   Title: Vice President


ACCEPTED AND AGREED TO

ACTIVE APPAREL GROUP, INC.



By: /s/ George O. Horwitz
   --------------------------
Title:President/CEO
      ----------------------



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